Exhibit 99.1

                         Year 2000 Readiness Disclosures
                         -------------------------------



      Included in a Registration Statement on Form S-3 filed on February 10, 1998 (No. 333-45981), as amended on April 1, 1998, May 11, 1998, May 12, 1998 and May 15, 1998 and a Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, as amended on May 12, 1998 and May 14, 1998:
--------------------------------------------------------------------------------

YEAR 2000 RISKS

      The `Year 2000' issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using two digits, rather than four, to define the applicable year of business transactions. Most of the Company's operating systems with Year 2000 issues have been modified to address those issues; accordingly, management does not anticipate any significant costs, problems or uncertainties associated with becoming Year 2000 compliant. The Company is currently developing a plan to assure that its other internal operating systems with Year 2000 issues are modified on a timely basis. Suppliers, customers and creditors of the Company also face similar Year 2000 issues. A failure to successfully address the Year 2000 issue could have a material adverse effect on the Company's business or results of operations.

      Included  in an Annual  Report on Form 10-K for the year  ended  March 31,
1998:
--------------------------------------------------------------------------------

      Year 2000 Risks. The Year 2000 issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using two digits, rather than four, to define the applicable year of business transactions. Most of the Company's operating systems with Year 2000 issues have been modified to address those issues; accordingly, management does not anticipate any significant costs, problems or uncertainties associated with becoming Year 2000 compliant. The Company is currently developing a plan intended to assure that its other internal operating systems with Year 2000 issues are modified on a timely basis. Suppliers, customers and creditors of the Company and Culligan also face similar Year 2000 issues. A failure to successfully address the Year 2000 issue could have a material adverse effect on the Company's business or results of operations.

      Included in a Registration Statement on Form S-4 filed on May 12, 1998 (No. 333-52487), as amended on May 14, 1998 and May 15, 1998 and a Quarterly Report on Form 10-Q for the quarter ended June 30, 1998, as amended on November 9, 1998:
--------------------------------------------------------------------------------

YEAR 2000 RISKS

      The Year 2000 issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using two digits, rather than four, to define the applicable year of business transactions. Most of the Company's operating systems with Year 2000 issues have been modified to address those issues; accordingly, management does not anticipate any significant costs, problems or uncertainties associated with becoming Year 2000 compliant. The Company is currently developing a plan intended to assure that its other internal operating systems with Year 2000 issues are modified on a timely basis. Suppliers, customers and creditors of the Company also face similar Year 2000 issues. A failure to successfully address the Year 2000 issue could have a material adverse effect on the Company's business or results of operations.

      Included in a Registration Statement on Form S-4 filed on May 14, 1998 (No. 333-52717), as amended on May 15, 1998:
--------------------------------------------------------------------------------

Year 2000 Risks

      The Year 2000 issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using two digits, rather than four, to define the applicable year of business transactions. Most of U.S. Filter's and Culligan's operating systems with Year 2000 issues have been modified to address those issues; accordingly, management does not anticipate any significant costs, problems or uncertainties associated with becoming Year 2000 compliant. U.S. Filter and Culligan are each currently developing plans intended to assure that their other internal operating systems with Year 2000 issues are modified on a timely basis. Suppliers, customers and creditors of U.S. Filter and Culligan also face similar Year 2000 issues. A failure to successfully address the Year 2000 issue could have a material adverse effect on the business or results of operations of U.S. Filter or the combined company.

      Included in a Registration Statement on Form S-4 filed on September 16, 1998 (No. 333-63529), as amended on October 29, 1998, November 9, 1998 and November 12, 1998:
--------------------------------------------------------------------------------

      YEAR 2000 RISKS

      The Year 2000 issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using six digits (e.g., 12/31/99), rather than eight (e.g., 12/31/1999), to define the applicable year of business transactions. The Company is currently identifying which of its information technology ("IT") and non-IT systems will be affected by Year 2000 issues. Most of the Company's IT systems with Year 2000 issues have been modified to address those issues. The Company has also commenced identification and assessment of its non-IT systems, which include, among other things, components found in water and wastewater treatment plants and process water treatment systems operated and/or owned under contract by the Company and in the Company's hazardous waste treatment facilities, as well as components of equipment in the Company's manufacturing facilities.

      The Company's Year 2000 compliance program consists of three phases: identification and assessment; remediation; and testing. For any given system, the phases occur in sequential order, from identification and assessment of Year 2000 problems, to remediation, and, finally, to testing the Company's solutions. However, as the Company acquires additional businesses, each IT and non-IT system of the acquired business must be independently identified and assessed. As a result, all three phases of the Company's Year 2000 compliance program may be occurring simultaneously as they relate to different systems, with varying timetables to completion, depending upon the system and the date when a particular business was acquired by the Company.

      The Company has completed the identification and assessment of most of its IT systems, and those systems have been modified to address Year 2000 problems. The Company will continue to assess the IT systems of businesses that it has recently acquired and that it may acquire in the future. The Company is in the identification and assessment phase with respect to all non-IT systems, which is projected to continue until September 1999 for currently-owned businesses. All phases are expected to be completed by mid-1999, although there can be no assurance that all phases for all businesses will be completed by that date. In particular, there can be no assurance that acquired businesses will be Year 2000 compliant, although the Company currently has a policy that requires an acquisition candidate to represent that such business is Year 2000 compliant and the Company reviews the Year 2000 status of acquisition candidates to the extent feasible prior to completing an acquisition. In addition to its internal systems, the Company has begun to assess the level of Year 2000 problems associated with various suppliers, customers and creditors of the Company. To test the Year 2000 compliance status of its suppliers, the Company plans to submit hypothetical orders to its suppliers dated after December 31, 1999 requesting confirmation that the orders have been correctly processed. The Company's costs to date for its Year 2000 compliance program, excluding the salaries of its employees, has not been material. Although the Company has not completed its assessment, it does not currently believe that the future costs associated with its Year 2000 compliance program will be material.

      The Company is currently unable to determine its most reasonably likely worst case Year 2000 scenario, as it has not identified and assessed all of its systems, particularly its non-IT systems. As the Company completes its identification and assessment of internal and third-party systems, it expects to develop contingency plans for various worst case scenarios. The Company expects to have such contingency plans in place by September 1999. A failure to address Year 2000 issues successfully could have a material adverse effect on the Company's business, financial condition or results of operations.

      Included in a Quarterly Report on Form 10-Q for the quarter ended September 30, 1998 and a Registration Statement on Form S-4 filed on November 17, 1998 (No. 333-67443), as amended on November 20, 1998:
--------------------------------------------------------------------------------

      Year 2000 Risks. The Year 2000 issue concerns the potential exposures related to the automated generation of business and financial misinformation resulting from the application of computer programs which have been written using six digits (for example, 12/31/99), rather than eight (for example, 12/31/1999), to define the applicable date of business transactions. Many products and systems could experience malfunctions when attempting to process certain dates, such as January 1, 2000 or September 9, 1999 (a date programmers sometimes used as a default date). We are currently identifying which of our information technology ("IT") and non-IT systems will be affected by Year 2000 issues.

      Most of our IT systems with Year 2000 issues have been modified to address those issues. We have also commenced identification and assessment of our non-IT systems, which include, among other things, components found in water and wastewater treatment plants and process water treatment systems operated and/or owned under contract by us and in our hazardous waste treatment facilities, as well as components of equipment in our manufacturing facilities.

      Our Year 2000 compliance program consists of three phases: identification and assessment; remediation; and testing. For any given system, the phases occur in sequential order, from identification and assessment of Year 2000 problems, to remediation, and, finally, to testing our solutions.

      However, as we acquire additional businesses, each IT and non-IT system of the acquired business must be independently identified and assessed. As a result, all three phases of our Year 2000 compliance program may occur simultaneously as they relate to different systems. Each phase may have a varying timetable to completion, depending upon the system and the date when a particular business was acquired by us.

      We have completed the identification and assessment of most of our IT systems, and those systems have been modified to address Year 2000 problems. We will continue to assess the IT systems of businesses that we have recently acquired and that we may acquire in the future.

      We are in the identification and assessment phase with respect to all non-IT systems, which is projected to continue until September 1999 for currently-owned businesses. With the possible exception of the remediation and testing phases for certain of our non-IT systems, all phases of our Year 2000 compliance program are expected to be completed by September 1999, although we can not assure you that all phases for all businesses will be completed by that date. In particular, we can not assure you that acquired businesses will be Year 2000 compliant, although we currently have a policy that requires an acquisition candidate to represent that such business is Year 2000 compliant. To the extent feasible, we also review the Year 2000 status of acquisition candidates before we complete an acquisition.

      In addition to our internal systems, we have begun to assess the level of Year 2000 problems associated with our various suppliers, customers and creditors. To test the Year 2000 compliance status of our suppliers, we plan to submit hypothetical orders to our suppliers dated after December 31, 1999 requesting confirmation that the orders have been correctly processed.

      Our costs to date for our Year 2000 compliance program, excluding employee salaries, have not been material. Although we have not completed our assessment, we do not currently believe that the future costs associated with our Year 2000 compliance program will be material.

      We are currently unable to determine our most reasonably likely worst case Year 2000 scenario, as we have not identified and assessed all our systems, particularly our non-IT systems. As we complete our identification and assessment of internal and third-party systems, we expect to develop contingency plans for various worst case scenarios. We expect to have such contingency plans in place by September 1999. A failure to address Year 2000 issues successfully could have a material adverse effect on our business, financial condition or results of operations.